UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22750

USFS Funds Trust
 (Exact name of registrant as specified in charter)

11270 West Park Place
Suite 1025
Milwaukee, WI 53224
(Address of principal executive offices) (Zip code)

Pennant Management, Inc.
(Name and address of agent for service)

11270 West Park Place, Suite 1025
Milwaukee, Wisconsin 53224
(877) 299-8737

Registrant's telephone number, including area code: (877) 299-8737

Date of fiscal year end: December 31, 2013

Date of reporting period:  December 31, 2013

Item 1. Reports to Stockholders.

USFS Funds Limited Duration Government Fund (USLDX)
USFS Funds Tactical Asset Allocation Fund (USFSX)

Annual Report	December 31, 2013

Investment Adviser:
Pennant Management, Inc.

USFS FUNDS
DECEMBER 31, 2013

TABLE OF CONTENTS

Shareholders’ Letter	1
Investment Highlights	7
Schedules of Investments
Limited Duration Government Fund	9
Tactical Asset Allocation Fund	14
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets
Limited Duration Government Fund	19
Tactical Asset Allocation Fund	20
Financial Highlights
Limited Duration Government Fund	21
Tactical Asset Allocation Fund	22
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	35
Disclosure of Fund Expenses	36
Trustees and Officers	38
Notice to Shareholders	40

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Form N-Q will be available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30, is available (i) without charge, upon request, by calling 1-877-299-USFS (8737); and (ii) on the Commission’s website at http://www.sec.gov.

USFS FUNDS
DECEMBER 31, 2013

SHAREHOLDERS’ LETTER

USFS Funds December 2013 Commentary
USFS Funds Limited Duration Government Bond Fund (USLDX)
USFS Funds Tactical Asset Allocation Fund (USFSX)

Fund Performance Review
The USFS Funds Limited Duration Government Bond Fund (USLDX) realized a net-of-expenses total return of -0.17% in the fourth quarter of 2013, and -0.74% for calendar year 2013.  Gross of expenses, the Fund realized a total return of 0.01% in 2013.  The very low level of short-term interest rates, anchored by the Federal Reserve’s near 0% short-term interest rate policy, continues to make it very difficult to generate positive total returns with investments limited to short-duration U.S. government and government agency fixed-income securities.  The Fund’s Morningstar peer group, the Short-Term Government and Agency Bond category, had an average return of -0.79% in 2013.

Unlike most other funds within the Short-Term Government and Agency Bond peer group, the Fund at all times limits its holdings to securities that have a risk-based capital weighting of 20% or less under the current risk-based capital regulations.  Increased investors’ hunger for yield has caused credit spreads, or risk premiums, to narrow.  Because the Fund will only hold U.S. government, agency, and other fixed-income securities which are U.S. government guaranteed securities, the Fund’s performance is somewhat mitigated relative to its peer group, which in most instances holds some lower-rated and higher-yielding securities and foreign sovereign debt.

With the exception of the very short-term end of the yield curve, yields rose materially in 2013.  We expect yields to continue to work their way higher in 2014, but not nearly as dramatically as last year.  Therefore, strategies that seek to reduce price and interest-rate risk continue to be undertaken by the Fund’s manager.  The Fund also continued to minimize its holdings of U.S. Treasuries relative to the overweight allocation to Treasuries that it had maintained over the past two years.  To the benefit of the Fund’s 2013 performance, the Fund’s manager increased exposure to government agency mortgage-backed securities when yields rose and credit spreads widened about mid-year.  Further, the Fund continues to favor callable, step-up coupon government agency securities which ordinarily provide potential price protection in rising interest rate environments, while potentially providing higher current income streams.  The Fund continues to maintain a significant allocation to variable rate asset-backed U.S. government guaranteed securities.  The active management of the U.S. Treasury securities component of the Fund also contributed positively to performance in the fourth quarter and calendar 2013.

Duration is a measure of the price sensitivity of a fixed-income investment to a change in interest rates and is expressed as a number of years.  Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.  The higher the duration, the

USFS FUNDS
DECEMBER 31, 2013

greater the interest rate risk or sensitivity of a fixed-income investment to falling prices and rising yields.  While one of the goals of the Fund’s manager is to shorten the duration of the Fund in what he believes is now a rising interest rate environment, the duration of the Fund increased to approximately 2.0 years from approximately 1.5 years at the end of 2012 due to the slowdown in the prepayment speeds on mortgage-backed securities held by the Fund.  As interest rates rose throughout 2013, prepayment speeds slowed.  At year end, prepayment speeds were approximately 50% of where they had been when bond yields bottomed in early May 2013.  During that period of time, the duration of the overall mortgage-backed securities market rose from approximately 4.0 years to a record high 5.4 years.  So while any additional interest rate increases could extend the duration for the mortgage-backed securities market further, the majority of the extension has most likely already occurred.

The Fund’s continuing strategy of shortening duration could benefit both the relative and absolute performances of the Fund in 2014 and beyond.  The Fund manager believes that market-driven interest rate levels are in a cyclical, and possibly secular, uptrend, and that the Fund is well positioned for that occurrence.

The year of 2013 was an impressive year for the USFS Funds Tactical Asset Allocation Fund (USFSX) with the S&P 500 Index (“the S&P 500”) setting 52 new record highs over the course of the year.  The Fund underperformed broad market benchmarks primarily due to our defensive posture in large, high-quality, dividend-paying companies.  For the year ended December 31, 2013, the Fund returned 25.23% versus 32.39% for the S&P 500 and 29.65% for the Dow Jones Industrial Average (the “Dow”).

The Fund began 2013 with a fully invested position in growth at reasonable value that had been implemented in the final quarter of 2012.  The portfolio was composed of well capitalized large-cap dividend growth stocks that we believed could grow their earnings and dividends in what still appeared to be a challenging global economic backdrop.  At that time, many high quality U.S. companies were trading at reasonable valuations in our opinion, especially when compared to what bonds were yielding.

In the first quarter, most U.S. indices soared higher as capital was put to work in stocks.  Stocks climbed a proverbial “wall of worry” that included slowing momentum among emerging economies, concerns about U.S. fiscal conditions, and questions about the solvency of financial institutions in Cyprus and Italy.  None of these concerns slowed U.S. stocks for more than a trading session or two and many indices posted new all-time highs.  The accommodative global monetary environment and generally favorable economic conditions helped companies report strong earnings results which contributed to the run-up in stock prices during the quarter.  The S&P 500 ended the first quarter up 10.6%.

USFS FUNDS
DECEMBER 31, 2013

Interestingly enough, the first quarter gains were strongest for traditionally defensive sectors such as Health Care, Consumer Staples, and Utilities.  Historically, defensive leadership during sharp market advances is not the norm, but it does happen from time to time.  In an environment where reliable income was hard to come by, investors had found an abundance of companies in the Health Care and Consumer Staples sectors offering attractive dividend payouts.

Relative to the first quarter, the stock market slowed somewhat through the spring and summer months, with the S&P 500 returning 2.9% in the second quarter and 5.2% in the third quarter.  The S&P 500 saw its only two monthly declines for the year during this period (-1.5% in June and -2.2% in August) as investors primarily wrestled with the prospects of the Federal Reserve “tapering” its bond buying program.  The largest pullback for the year also occurred during this period with a 5.8% decline from May 21 to June 24.  It was during this period that the Fund’s defensive positioning proved useful, with the Fund outperforming the S&P 500 by 140 basis points in the second quarter.  Sector leadership began to shift from the defensive posture seen in the first quarter to more cyclical sectors like Consumer Discretionary, Industrials, and Financial Services stocks.

The third quarter earnings season provided additional fuel for equities to move higher as S&P 500 companies saw earnings grow over 10% from year ago levels.  Improved earnings along with eased concerns over a government shutdown, greater clarity in Federal Reserve leadership and policy, and economic improvements all helped propel the S&P 500 10.5% higher in the fourth quarter.  Leadership continued to shift to cyclical areas with Industrials, Technology, and Consumer Discretionary sectors logging the greatest quarterly total returns.

2014 Outlook

Equity Market
Looking to 2014, it is hard for us to be convinced that investor enthusiasm is at euphoric levels, although bias has certainly shifted more positively with the strong market performance and valuation multiples have expanded handily in the past year.  The price to earnings multiple on the S&P 500 climbed from 14.7 to 18.1 at year end (using 3Q2013 trailing earnings).  It is unlikely that we will see a similar rise in multiples in 2014, and continued multiple expansions cannot be counted upon to drive further price advances.

Additionally, a wide variety of global political and economic concerns remain on investors’ minds, and new ones can arise quickly leading to market shocks.  Stocks have benefitted from the Fed’s bond buying program and interest rates pegged close to zero.  It remains to be seen whether the Fed will be successful with the unwinding process, and how the investment markets will ultimately react.  The stock market has seen dramatic improvement off of the financial crisis lows in early 2009.  This long period of improvement did not come without periods of consolidation and short-term volatility.  We would anticipate greater market volatility in the coming year than what was experienced in 2013.

USFS FUNDS
DECEMBER 31, 2013

Corporate profitability has been on the upswing in recent years and has doubled since early 2009.  Profits have largely been driven by increased cost cutting and deferred capital expenditures.  Corporate cash balances are at levels not seen since the 1960s, and of late have been used to increase dividends and share buybacks.  Investors in the coming year will likely be looking to see how companies are willing to put that cash to work in other ways to drive future sales and efficiencies, are likely to reward those companies capable of doing it most effectively.

In general, we remain constructive on equity markets with a preference for value over growth following the rise in multiples that has occurred.  The interest rate environment and economic trends provide some support for growth in equities, although we are not likely to repeat the straight-line uptrend witnessed in 2013.  Market shocks will likely occur, which should provide good buying opportunities longer-term.

Fixed-Income Market
Yields in the bond market rose throughout 2013, closing at or near their highest levels in 2½ years.  With few exceptions, such as high-yield, or below investment-grade bonds, every sector of the fixed-income markets realized negative total returns last year.  As measured by the Barclays U.S. Aggregate Bond Index, bonds posted their worst annual loss in 19 years.  While we are of the opinion that the thirty-year bull market in bonds has ended and that we have begun a secular increase in interest rates, the good news in the near term at least, is that much of the damage to the bond market is likely already behind us.  The yield on the benchmark ten-year Treasury note ended the year at 3.03%, up from a low of 1.60% on May 2.  It is very unlikely that yields will rise by similar amounts in 2014, if for no other reason than that they are now more fairly valued.  The Federal Reserve had artificially suppressed interest rate levels since the credit crises in 2008, rendering bonds very overvalued.  According to our preferred fair-value model of the ten-year Treasury note, last year’s increase in bond yields has taken the ten-year note from overvalued by approximately 70 basis points to undervalued by approximately 50 basis points.  As we have stated in the past, fair-value is simply a benchmark, arrived at over long periods of time in varying economic scenarios.  Nonetheless, with the current fair-value yield now at its lowest level relative to the actual yield on the ten-year Treasury note in over nine years, we see little risk of a material rise in market-driven interest rates from current levels within the next year.

At its December policy-setting Open Market Committee meeting, the Federal Reserve announced that it will begin to reduce its $85 billion monthly purchase of U.S. Treasury and government agency mortgage-backed securities.  We see little reason why this policy decision will place material upward pressure upon interest rates.  The decision was widely expected, it was just a matter of timing, and was already largely reflected in the level of interest rates due to the increase that had occurred throughout 2013.  The economy remains dependent upon low interest rate levels, and we believe that a rapid increase to about 3.5% on the yield on the ten-year Treasury note would present a significant headwind to the housing and automobile sales markets, and therefore a significant risk for growth in the overall economy.

USFS FUNDS
DECEMBER 31, 2013

The Fed’s decision to begin to reduce its monthly purchases of bonds does not at all imply that its monetary policy is becoming more restrictive or that the first hike in its short-term interest rate targets will occur any sooner.  The markets, as evidenced by the federal funds futures market, do not anticipate any increase in the federal funds rate until the middle of 2015, after which it is discounting three 25 basis point increases by the end of 2015.  This should keep the short end of the yield curve anchored at low levels, and thereby mitigate any increase in longer-term bond yields.

The benchmark ten-year Treasury note bottomed at 1.60% on May 2, 2013, and has since risen to approximately 3%, resulting in a total return loss of approximately 14% during that period.  The thirty-year Treasury bond realized a total return loss of over 27% during that same period.  The Blue Chip Financial Forecasts consensus is for the ten-year Treasury note to be yielding 3.10% at the end of 2014 and 3.40% at the end of 2015’s first quarter.  At its recent high yield of 3.05%, the ten-year Treasury note has already nearly reached the forecasted level for twelve to fifteen months forward.  Again, this is one more reason not to be too concerned about a material rise in bond yields in the near term.  Nonetheless, the anticipated increase in yields would be sufficient to generate negative total returns along the entire maturity curve.

2013 was a year in which the term structure of interest rates began to normalize from the Federal Reserve’s influence of the yield curve and the level of interest rates, and 2014 could be a continuation of the process.  The Fed is committed to keeping short-term interest rates at near 0% until the middle of 2015.  The potential surprise, and the potential risk, is that the economy improves more than is generally anticipated, market-driven interest rates and inflation expectations move much higher and much faster than is generally expected, forcing the Fed to hike its short-term interest rate targets sooner than is currently priced into the markets.

This represents the Adviser’s assessment of the Funds and market conditions at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing involves risk, including possible loss of principal.  The underlying investments of the Tactical Asset Allocation Fund (such as derivatives, and leveraged and inverse ETFs) may accelerate the velocity of potential losses.  Furthermore, the risk of loss from a short sale is unlimited because the Tactical Asset Allocation Fund must purchase the shorted security at a higher price to complete the transaction and there is no limit for the security price.  The use of options, swaps and derivatives by the Tactical Asset Allocation Fund has the potential to significantly increase the Fund’s volatility.  The Tactical Asset Allocation Fund’s underlying international and real estate investments may also be subject to economic or political instability in the U.S. and other countries, credit risk and interest rate fluctuations.  Bonds and bond funds will decrease in value as interest rates rise.  There is no guarantee the Funds will achieve their stated investment objectives.  Current and future holdings are subject to risk.

USFS FUNDS
DECEMBER 31, 2013

Definitions

S&P 500 Index: an index which consists of five hundred stocks chosen for market size, liquidity, and industry group representation.

Dow Jones Industrial Average: a price-weighted average of thirty significant stocks traded on the New York Stock Exchange and on NASDAQ.

Barclay’s U.S. Aggregate Bond Index: a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed rate and hybrid ARM pass-throughs), ABSs, and CMBs.

Price to earnings: A valuation ratio of a company’s current share price compared to its per-share earnings.

Each Morningstar category average is representative by funds of similar investment objectives.

Basis Points: a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

One cannot invest directly in an index.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND

INVESTMENT HIGHLIGHTS (Unaudited)

GROWTH OF A $10,000 INVESTMENT

	Average Annual Total Return for period ended December 31, 2013(1)

	One Year	Three Year	Five Year	Annualized
	Return	Return	Return	Inception to Date(2)
USFS Funds
Limited Duration Government Fund	-0.74%	0.25%	0.97%	2.31%
BofA Merrill Lynch
1-3 Year US Treasury Index	0.36%	0.78%	1.09%	2.68%
BofA Merrill Lynch
1-3 Year US Treasury/Agency Index	0.36%	0.81%	1.20%	2.77%

(1)
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance does not guarantee future results. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Fee waivers were in effect, if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The USFS Funds Limited Duration Government Fund commenced operations on July 6, 2004.

The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The BofA Merrill Lynch 1-3 Year US Treasury/Agency Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury and non-subordinated U.S. agency debt issued in the U.S. domestic market with a remaining term to final maturity of less than three years.

USFS FUNDS
TACTICAL ASSET
ALLOCATION FUND

INVESTMENT HIGHLIGHTS (Unaudited)

GROWTH OF A $10,000 INVESTMENT

	Average Annual Total Return for period ended December 31, 2013(1)

	One Year	Three Year	Annualized
	Return	Return	Inception to Date(2)
USFS Funds
Tactical Asset Allocation Fund	25.23%	11.95%	12.79%
S&P 500 Index	32.39%	16.18%	16.09%

(1)
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance does not guarantee future results. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The USFS Funds Tactical Asset Allocation Fund commenced operations on November 30, 2009.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. It is not possible to invest directly in an index.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND
DECEMBER 31, 2013

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 49.9%

	Face
Description	Amount	Value

Federal Home Loan Mortgage Corp. (FHLMC)
5.250%, 05/15/17	$72,415	$73,152
4.500%, 08/15/27	29,011	29,125
4.000%, 04/01/14	2,541	2,682
4.000%, 05/01/14	34,026	35,907
2.712%, 06/01/36 (A)	302,481	323,211
2.617%, 01/01/36 (A)	215,567	227,691
2.532%, 09/01/35 (A)	275,514	291,543
2.490%, 07/01/37 (A)	91,852	97,553
2.280%, 01/01/35 (A)	260,631	270,801
2.020%, 11/01/35 (A)	415,265	441,261
2.000%, 09/15/39	587,933	593,263

Federal National Mortgage Association (FNMA)
5.557%, 07/01/36 (A)	108,627	116,749
5.000%, 04/25/34	173,944	186,049
5.000%, 11/25/49	117,941	126,932
4.500%, 05/01/14	13,853	14,728
4.000%, 05/01/19	145,593	155,407
3.000%, 11/01/20	450,220	466,926
2.711%, 06/25/44 (A)	855,168	898,050
2.622%, 01/01/34 (A)	175,278	187,013
2.540%, 01/01/37 (A)	133,287	142,179
2.500%, 07/25/24	170,142	172,450
2.220%, 07/01/35 (A)	102,391	108,885
2.081%, 06/01/35 (A)	585,879	616,583
2.012%, 12/01/35 (A)	591,887	623,894

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND
DECEMBER 31, 2013

U.S. GOVERNMENT AGENCY MORTGAGE BACKED OBLIGATIONS BACKED OBLIGATIONS — 49.9% (continued)

	Face
Description	Amount	Value

2.000%, 10/25/30	$645,910	$629,115
2.000%, 08/25/41	862,843	851,079
1.950%, 06/01/37 (A)	134,175	142,233
1.925%, 03/01/34 (A)	202,306	215,755
1.804%, 02/01/33 (A)	164,070	176,375
1.500%, 03/25/28	395,902	377,392
0.631%, 03/25/27 (A)	646,035	634,812

Government National Mortgage Association (GNMA)
5.000%, 08/15/18	97,027	103,329
5.000%, 10/15/18	169,681	181,266
4.500%, 06/16/37	513,892	553,903
4.500%, 06/20/39	333,788	364,018
4.500%, 08/15/18	230,976	246,590
4.500%, 08/20/19	72,313	77,218
4.000%, 06/20/33	491,951	520,858
4.000%, 09/15/18	141,149	149,180
4.000%, 09/15/18	180,819	191,120
4.000%, 11/16/38	540,436	571,881
4.000%, 12/15/18	80,738	85,334
4.000%, 12/20/38	499,972	521,897
4.000%, 05/16/39	173,401	179,901
4.000%, 08/20/39	314,307	332,857
4.000%, 10/20/39	325,337	341,099
3.500%, 04/20/40 (A)	53,922	56,263
3.250%, 11/20/39	167,648	168,724
3.000%, 11/20/38	541,730	564,460
3.000%, 09/16/39	215,855	219,798
2.500%, 12/16/25	1,060,386	1,072,482
2.500%, 06/20/38	495,075	500,105
2.500%, 08/20/39	595,815	592,444
2.000%, 05/20/40	732,674	690,106
1.625%, 04/20/23 (A)	87,374	90,469
1.625%, 11/20/23 (A)	291,456	302,177
1.625%, 11/20/27 (A)	224,167	232,436
1.625%, 11/20/29 (A)	238,271	247,066
1.250%, 08/20/27	190,419	177,722

National Credit Union Administration (NCUA)
1.840%, 10/07/20	259,793	261,925
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS
(Cost $18,733,100)		18,825,423

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND
DECEMBER 31, 2013

SMALL BUSINESS ADMINISTRATION (SBA) — 36.3%

	Face
Description	Amount	Value

Small Business Administration Pass-Through Agency (SBA)
7.100%, 02/01/17	$5,681	$5,994
5.250%, 06/25/14 (A)	325	325
4.265%, 05/25/14 (A)	11,845	11,786
3.875%, 02/25/25 (A)	26,909	29,446
3.625%, 10/25/24 (A)	11,288	12,190
3.625%, 10/25/25 (A)	22,267	24,132
3.375%, 09/25/25 (A)	22,389	23,452
3.125%, 07/25/21 (A)	3,143	3,233
3.125%, 06/25/25 (A)	11,114	11,919
2.575%, 11/25/14 (A)	56,235	56,357
2.000%, 06/25/31 (A)	906,791	951,880
1.750%, 03/25/31 (A)	889,932	927,994
1.625%, 04/25/16 (A)	4,442	4,397
1.625%, 10/25/18 (A)	16,693	16,554
1.400%, 09/25/32 (A)	734,725	756,628
1.375%, 09/25/17 (A)	2,573	2,590
1.250%, 11/25/17 (A)	104,767	105,384
1.250%, 12/25/17 (A)	110,764	111,426
1.250%, 02/25/18 (A)	247,585	249,102
1.250%, 02/25/18 (A)	62,116	63,149
1.250%, 04/25/18 (A)	69,036	69,469
1.250%, 05/25/18 (A)	72,585	73,046
1.250%, 07/25/25 (A)	758,141	763,707
1.000%, 08/25/18 (A)	152,978	153,421
1.000%, 09/25/21 (A)	140,445	140,761
1.000%, 11/25/24 (A)	95,397	95,834
1.000%, 10/25/31 (A)	1,246,166	1,256,072
1.000%, 11/25/33 (A)	258,368	261,252
1.000%, 07/25/34 (A)	277,535	280,838
0.875%, 10/25/21 (A)	112,126	112,298
0.875%, 01/25/25 (A)	137,668	138,199
0.820%, 06/25/34 (A)	677,162	681,511
0.800%, 05/25/18 (A)	577,345	576,671
0.750%, 11/25/20 (A)	351,289	351,328
0.750%, 08/25/22 (A)	829,164	828,551
0.750%, 08/25/22 (A)	318,037	317,802
0.750%, 10/25/24 (A)	833,798	834,087
0.740%, 03/25/25 (A)	317,493	317,608
0.720%, 04/25/28 (A)	531,301	530,944
0.700%, 02/25/30 (A)	297,372	296,576

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND
DECEMBER 31, 2013

SMALL BUSINESS ADMINISTRATION (SBA) — 36.3% (continued)

	Face
Description	Amount	Value
0.625%, 01/25/27 (A)	$474,656	$473,574
0.625%, 03/25/30 (A)	300,517	298,952
0.600%, 09/25/30 (A)	550,176	546,639
0.570%, 09/25/31 (A)	481,761	478,370
0.570%, 11/25/31 (A)	426,104	423,135
TOTAL SMALL BUSINESS ADMINISTRATION (SBA)
(Cost $13,557,284)		13,668,583

U.S. TREASURY OBLIGATIONS — 0.7%

U.S. Treasury Bond
3.125%, 02/15/43	300,000	256,875
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $312,648)		256,875

CERTIFICATES OF DEPOSIT — 4.6%

Ally Bank, 1.100%, 08/17/15	248,000	249,429
BMW Bank of North America, 0.850%, 06/08/15	248,000	248,815
Discover Bank, 1.150%, 08/24/15	248,000	249,413
FirstBank Puerto Rico, 0.800%, 12/08/14	248,000	248,531
GE Capital Bank, 1.000%, 07/14/14	248,000	248,581
GE Capital Retail Bank, 1.000%, 07/14/14	248,000	248,581
Goldman Sachs Bank USA, 0.900%, 06/05/15	248,000	248,398
TOTAL CERTIFICATES OF DEPOSIT
(Cost $1,736,000)		1,741,748

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND
DECEMBER 31, 2013

SHORT TERM INVESTMENTS — 7.5%

	Face
	Amount/
Description	Shares	Value
Repurchase Agreements – 6.9%
First Farmers Financial, LLC Repurchase Agreement, 1.75%, 01/02/2014 (B)
(collateralized by federally guaranteed portion of USDA loan to
Mouring West Holdings, LLC, face amount of $2,680,000,
5.000%, due 02/01/2044, fair value of $2,998,652) (Cost $2,614,634)	$2,614,634	$2,614,634

Investment Companies – 0.6%
Short Term Treasury Investment, 0.02% (C)
(Cost $212,250)	212,250	212,250
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,826,884)		2,826,884
TOTAL INVESTMENTS — 99.0%
(Cost $37,165,916)		$37,319,513

Percentages are based on Net Assets of $37,709,529.

(A)	Variable rate security – Rate disclosed is the rate in effect on December 31, 2013.
(B)
This repurchase agreement has an automatic rollover term which automatically enters the Fund into a new overnight repurchase agreement with substantially the same terms unless notice of termination is given to the seller.

(C)	The rate reported is the 7-day effective yield as of December 31, 2013.

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
TACTICAL ASSET
ALLOCATION FUND
DECEMBER 31, 2013

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 71.0%

Description	Shares	Value
Finance & Insurance — 7.9%
Aetna	10,108	$693,308
Federated Investors	23,020	662,976
		1,356,284
Information — 14.9%
Automatic Data Processing (C)	9,531	770,200
International Business Machines	3,445	646,179
Leidos	5,570	258,949
QUALCOMM	10,437	774,947
SAIC	3,182	105,229
		2555,504
Manufacturing — 28.5%
Air Products & Chemicals (C)	6,325	707,009
Caterpillar	7,000	635,670
Coach	13,582	762,358
DuPont	11,034	716,878
Lockheed Martin (C)	3,781	562,083
Lorillard	13,504	684,383
LyondellBasell	4,690	376,513
Northrop Grumman	3,850	441,249
		4,886,143

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
TACTICAL ASSET
ALLOCATION FUND
DECEMBER 31, 2013

COMMON STOCK — 71.0% (continued)

Description	Shares	Value
Mining, Oil & Gas — 15.5%
Barrick Gold (C)	32,800	$578,264
ConocoPhillips (C)	9,196	649,697
Energy Transfer Partners LP (B)	12,254	701,542
Transocean	14,695	726,227
		2,655,730
Transportation — 4.2%
Union Pacific	4,335	728,280
TOTAL COMMON STOCK
(Cost $10,157,598)		12,181,941

EXCHANGE TRADED FUND — 26.9%

SPDR S&P 500 ETF Trust (C)
(Cost $4,229,466)	25,000	4,616,750

SHORT-TERM INVESTMENT — 3.1%

Short Term Treasury Investment, 0.02% (A)
(Cost $521,816)	521,816	521,816
TOTAL INVESTMENTS — 101.0%
(Cost $14,908,880)		$17,320,507

WRITTEN OPTIONS* — (0.9)%

	Contracts	Value
Air Products & Chemicals, Expires 01/18/2014,
Strike Price $110.00	(30)	(9,300)
Automatic Data Processing, Expires 02/22/2014,
Strike Price $80.00	(40)	(9,280)
Barrick Gold, Expires 01/18/2014,
Strike Price $17.00	(150)	(13,950)
ConocoPhillips, Expires 02/22/2014,
Strike Price $70.00	(40)	(8,240)
Lockheed Martin, Expires 01/18/2014,
Strike Price $145.00	(20)	(8,780)
SPDR S&P 500 ETF Trust, Expires 01/18/2014,
Strike Price $182.00	(50)	(18,500)
SPDR S&P 500 ETF Trust, Expires 02/22/2014,
Strike Price $182.00	(100)	(49,300)

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
TACTICAL ASSET
ALLOCATION FUND
DECEMBER 31, 2013

WRITTEN OPTIONS* — (0.9)% (continued)

Description	Contracts	Value
SPDR S&P 500 ETF Trust, Expires 02/22/2014,
Strike Price $183.00	(100)	$(42,800)
TOTAL WRITTEN OPTIONS
(Premiums Received $86,985)		$(160,150)

Percentages are based on Net Assets of $17,150,369.

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of December 31, 2013.
(B)	Security considered a Master Limited Partnership. At December 31, 2013, this security amounted to $701,542 or 4.1% of Net Assets.
(C)	All or a portion of the security is pledged by the Fund as collateral for written options. As of December 31, 2013, the fair value of pledged securities is $6,119,700.
ETF — Exchange Traded Fund
LP — Limited Partnership
SPDR — Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
DECEMBER 31, 2013

STATEMENTS OF ASSETS AND LIABILITIES

	USFS Funds	USFS Funds
	Limited Duration	Tactical Asset
	Government Fund	Allocation Fund
Assets:
Investments, at Value
(Cost $37,165,916 and $14,908,880, respectively)	$37,319,513	$17,320,507
Cash	226,466	—
Receivable for Investment Securities Sold	1,174,151	—
Receivable for Fund Shares Sold	144	963
Receivable for Dividends and Interest	78,754	49,191
Prepaid Expenses	1,773	895
Total Assets	$38,800,801	$17,371,556

Liabilities:
Written Options, at Value
(Premiums received $0 and $86,985, respectively)	—	160,150
Payable for Investment Securities Purchased	1,023,471	—
Payable due to Investment Adviser	18,607	19,317
Payable due to Administrator	9,315	6,603
Payable due to Custodian	3,060	9,449
Other Accrued Expenses	36,819	25,668
Total Liabilities	1,091,272	221,187
Net Assets	$37,709,529	$17,150,369

Net Assets Consist of:
Paid-in Capital	$37,922,307	$14,781,092
Undistributed Net Investment Income	2,082	—
Accumulated Net Realized Gain (Loss)
on Investments and Written Options	(368,457)	30,815
Net Unrealized Appreciation (Depreciation) on:
Investments	153,597	2,411,627
Written Options	—	(73,165)
Net Assets	$37,709,529	$17,150,369

Shares:
Outstanding Shares of Beneficial Interest
(Unlimited authorization – no par value)	3,165,185	1,523,299
Net Asset Value, Offering and Redemption
Price Per Share	$11.91	$11.26

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
FOR THE YEAR ENDED
DECEMBER 31, 2013

STATEMENTS OF OPERATIONS

	USFS Funds	USFS Funds
	Limited Duration	Tactical Asset
	Government Fund	Allocation Fund
Investment Income:
Interest Income	$388,355	$94
Dividend Income (Net of withholding tax of
$0 and $127, respectively)	—	416,872
Total Investment Income	388,355	416,966
Expenses:
Management Fees	160,768	122,283
Administration Fees	75,192	42,399
Legal Fees	36,655	15,631
Transfer Agent Fees	32,255	25,030
Trustees’ Fees	30,015	12,709
Audit Fees	25,192	18,044
Fund Accounting Fees	18,862	1,881
Custodian Fees	16,538	7,106
Insurance Fees	13,862	5,271
Printing Fees	8,893	4,232
Registration and Filing Fees	5,612	5,571
Other Fees	5,019	1,954
Compliance Fees	2,094	825
Total Expenses	430,957	262,936

Less:
Waiver of Management Fees	(135,226)	(4,010)

Net Expenses	295,731	258,926
Net Investment Income	92,624	158,040
Net Realized Gain (Loss) on Investments	(19,910)	2,072,064
Net Realized Loss on Written Options	—	(330,165)
Net Change on Unrealized Appreciation (Depreciation)
Investments	(335,901)	1,880,191
Net Change in Unrealized
Depreciation Written Options	—	(67,221)
Net Realized and Unrealized Gain (Loss) on Investments
and Written Options	(355,811)	3,554,869
Net Increase (Decrease) in Net Assets
Resulting from Operations	$(263,187)	$3,712,909

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
Operations:
Net Investment Income	$92,624	$192,094
Net Realized Loss on Investments	(19,910)	(47,354)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(335,901)	157,722
Net Increase (Decrease) in Net Assets Resulting
from Operations	(263,187)	302,462
Distributions:
Net Investment Income	(235,221)	(252,091)
Total Distributions	(235,221)	(252,091)
Capital Share Transactions:
Issued	19,367,785	5,087,677
Reinvestment of Distributions	119,282	231,976
Redeemed	(19,883,204)	(23,205,781)
Net Decrease in Net Assets Derived
from Capital Share Transactions	(396,137)	(17,886,128)
Total Decrease in Net Assets	(894,545)	(17,835,757)
Net Assets:
Beginning of Period	38,604,074	56,439,831
End of Period	$37,709,529	$38,604,074
Undistributed Net Investment Income	$2,082	$3,621
Shares Transactions:
Issued	1,611,313	421,952
Reinvestment of Distributions	9,913	19,245
Redeemed	(1,654,644)	(1,924,514)
Total Decrease in Shares Outstanding
from Capital Share Transactions	(33,418)	(1,483,317)

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
TACTICAL ASSET
ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
Operations:
Net Investment Income	$158,040	$188,952
Net Realized Gain on Investments and Written Options	1,741,899	2,444,216
Net Change in Unrealized Appreciation
(Depreciation) on Investments and Written Options	1,812,970	(1,102,695)
Net Increase in Net Assets Resulting
from Operations	3,712,909	1,530,473
Distributions:
Net Investment Income	(147,301)	(193,329)
Net Realized Gain	(2,076,725)	(1,586,192)
Total Distributions	(2,224,026)	(1,779,521)
Capital Share Transactions:
Issued	4,203,437	3,184,220
Reinvestment of Distributions	491,797	1,779,508
Redeemed	(4,241,408)	(9,208,781)
Net Increase (Decrease) in Net Assets Derived
from Capital Share Transactions	453,826	(4,245,053)
Total Increase (Decrease) in Net Assets	1,942,709	(4,494,101)
Net Assets:
Beginning of Period	15,207,660	19,701,761
End of Period	$17,150,369	$15,207,660
Undistributed Net Investment Income	$—	$—
Shares Transactions:
Issued	364,314	291,939
Reinvestment of Distributions	45,499	171,175
Redeemed	(374,541)	(845,678)
Total Increase (Decrease) in Shares Outstanding
from Capital Share Transactions	35,272	(382,564)

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period

	For the Years Ended December 31,
	2013(4)	2012		2011		2010		2009(5)
Net Asset Value, Beginning of Period	$12.07	$12.05		$12.02		$12.07		$12.16
Income from Investment Operations:
Net Investment Income(1)	0.03	0.05		0.05		0.14		0.28
Net Realized and Unrealized Gain (Loss)	(0.12)	0.04		0.04		0.09		(0.02)
Total from Operations	(0.09)	0.09		0.09		0.23		0.26
Dividends and Distributions:
Net Investment Income	(0.07)	(0.07)		(0.06)		(0.14)		(0.27)
Net Realized Gains	—	—		—		(0.14)		(0.08)
Total Dividends and Distributions	(0.07)	(0.07)		(0.06)		(0.28)		(0.35)
Net Asset Value, End of Period	$11.91	$12.07		$12.05		$12.02		$12.07
Total Return†(2)	(0.74%)	0.74%		0.77%		1.92%		2.20%
Net Assets, End of Period (Thousands)	$37,710	$38,604		$56,440		$55,395		$45,215
Ratio of Expenses to Average Net Assets	0.75%	0.75	%(3)	0.75	%(3)	0.75	%(3)	0.73	%(3)
Ratio of Expenses to Average Net Assets
(Excluding waivers & fees paid indirectly)	1.10%	1.19%		0.96%		0.99%		0.73%
Ratio of Net Investment Income to
Average Net Assets	0.24%	0.43%		0.44%		1.14%		2.30%
Portfolio Turnover Rate	774%	373%		827%		647%		165%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share amounts are based upon average shares outstanding.
(2)	Total return would have been lower had the Adviser not waived a portion of its fees during the period.
(3)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same.
(4)
On March 19, 2013, shareholders of the USFS Funds Limited Duration Government Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”), approved a tax-free reorganization under which all assets and liabilities of the Predecessor Fund were transferred to the USFS Funds Limited Duration Government Fund, a series of USFS Funds Trust, at the close of business on March 28, 2013.

(5)
On November 30, 2009, shareholders of the Accessor Limited Duration U.S. Government Fund, a series of Forward Funds (the “2009 Fund”) approved a tax-free reorganization under which all assets and liabilities of the 2009 Fund were transferred to the USFS Funds Limited Duration Government Fund, a series of The Advisors’ Inner Circle Fund, at the close of business on December 11, 2009.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
TACTICAL ASSET
ALLOCATION FUND

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period

	For the Periods Ended December 31,
	2013(2)	2012		2011		2010		2009(3)
Net Asset Value, Beginning of Period	$10.22	$10.53		$11.25		$10.19		$10.00
Income from Investment Operations:
Net Investment Income(1)	0.11	0.12		0.16		0.07		0.03
Net Realized and Unrealized Gain	2.41	0.75		0.20		1.35		0.19
Total from Operations	2.52	0.87		0.36		1.42		0.22
Dividends and Distributions:
Net Investment Income	(0.10)	(0.12)		(0.15)		(0.07)		(0.03)
Net Realized Gains	(1.38)	(1.06)		(0.93)		(0.29)		—
Total Dividends and Distributions	(1.48)	(1.18)		(1.08)		(0.36)		(0.03)
Net Asset Value, End of Period	$11.26	$10.22		$10.53		$11.25		$10.19
Total Return†	25.23%	8.37%		3.39%		14.07%		2.15	%**
Net Assets, End of Period (Thousands)	$17,150	$15,208		$19,702		$24,503		$23,156
Ratio of Expenses to Average Net Assets	1.59%	1.61	%(4)	1.36	%(4)	1.39	%(4)	2.45	%*(4)
Ratio of Expenses to Average Net Assets
(Excluding waivers & fees paid indirectly)	1.61%	1.61%		1.36%		1.39%		2.45	%*
Ratio of Net Investment Income to
Average Net Assets	0.97%	1.06%		1.40%		0.69%		3.13	%*
Portfolio Turnover Rate	118%	244%		119%		175%		25	%**

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share amounts are based upon average shares outstanding.
(2)
On March 19, 2013, shareholders of the USFS Funds Tactical Asset Allocation Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”), approved a tax-free reorganization under which all assets and liabilities of the Predecessor Fund were transferred to the USFS Funds Tactical Asset Allocation Fund, a series of USFS Funds Trust, at the close of business on March 28, 2013.

(3)	Fund commenced operations on November 30, 2009.
(4)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same.
*	Annualized
**	Not Annualized
Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
DECEMBER 31, 2013

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The USFS Funds Trust (the “Trust”) is an open-end investment management company established under Delaware law as a Delaware statutory trust under a Declaration of Trust dated August 16, 2012. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The financial statements herein are those of the USFS Funds Limited Duration Government Fund, a diversified fund, and the USFS Funds Tactical Asset Allocation Fund, a non-diversified fund (each, a “Fund,” together the “Funds”). The USFS Funds Limited Duration Government Fund seeks a high level of current income consistent with the preservation of capital. The USFS Funds Tactical Asset Allocation Fund seeks to provide above-average total return (capital appreciation and income) when compared to the broad U.S. equity market. The Funds may change their investment objective without shareholder approval upon 60 days’ prior notice to shareholders. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The Funds are the successors to the USFS Funds Limited Duration Government Fund and USFS Funds Tactical Asset Allocation Fund, each a series of The Advisors’ Inner Circle Fund (the “Predecessor Funds”), as a result of a reorganization of each of the Predecessor Funds into its respective series of the Trust on March 28, 2013 (the “2013 Reorganization”).

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Certificates of deposits and repurchase agreements are valued at their amortized cost, which approximates fair value. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations

USFS FUNDS
DECEMBER 31, 2013

provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.  Options are valued at the last quoted sales price.  If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.  The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the fair value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates fair value. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of December 31, 2013, there were no securities valued in accordance with fair value procedures.

In accordance with GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 –	Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices,

USFS FUNDS
DECEMBER 31, 2013

quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 –	Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following is a summary of the inputs used as of December 31, 2013 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Agency
Mortgage-Backed Obligations	$—	$18,825,423	$—	$18,825,423
Small Business
Administration (SBA)	—	13,668,583	—	13,668,583
U.S. Treasury Obligations	—	256,875	—	256,875
Certificates of Deposit	—	1,741,748	—	1,741,748
Short-Term Investments	212,250	2,614,634	—	2,826,884
Total Investments
in Securities	$212,250	$37,107,263	$—	$37,319,513

As of December 31, 2013, all of the investments held in the USFS Funds Tactical Asset Allocation Fund are Level 1. For details of investment classifications, reference the Schedules of Investments.

During the year ended December 31, 2013, there have been no transfers between levels for the Funds.  For the year ended December 31, 2013, there were no Level 3 securities. For the year ended December 31, 2013, there have been no significant changes to the Funds’ fair valuation methodologies.  Transfers between levels are recognized at the end of the reporting period.

Offsetting Assets and Liabilities — The Funds are subject to various master netting arrangements (“Master Netting Arrangements”), which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-

USFS FUNDS
DECEMBER 31, 2013

arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. The following is a summary of offsetting transactions as of December 31, 2013:

Assets:				Gross Amounts not offset
in the Statement of
Assets & Liabilities
		Gross	Net Amounts
		Amounts	Presented
	Gross	Offset in the	in the
	Amounts of	Statement of	Statement of		Collateral
	Recognized	Assets &	Assets &	Financial	Pledged	Net
	Assets	Liabilities	Liabilities	Instruments	(Received)	Amount
Description
USFS Funds
Limited Duration
Government Fund
Repurchase
Agreements	$2,614,634	—	$2,614,634	—	—	$2,614,634

Liabilities:				Gross Amounts not offset
in the Statement of
Assets & Liabilities
		Gross	Net Amounts
		Amounts	Presented
	Gross	Offset in the	in the
	Amounts of	Statement of	Statement of		Collateral
	Recognized	Assets &	Assets &	Financial	Pledged	Net
	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
Description
USFS Funds
Tactical Asset
Allocation Fund
Written Options	$160,150	—	$160,150	—	$160,150	—

Federal Income Taxes — It is each of the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all of its income to shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the

USFS FUNDS
DECEMBER 31, 2013

 technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period and have no provision for taxes in the financial statements. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-date. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

Master Limited Partnerships — Entities commonly referred to as master limited partnerships (“MLPs”) are generally organized under state law as limited partnerships or limited liability companies. The USFS Funds Tactical Asset Allocation Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Code and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

USFS FUNDS
DECEMBER 31, 2013

Repurchase Agreements — The Funds may enter into repurchase agreements with financial institutions.  A repurchase agreement is an agreement under which a Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, dealer or other creditworthy counterparty, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day).  Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased.  The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully.  The Funds follow certain procedures designed to minimize the risks inherent in such agreements.  These procedures include effecting repurchase transactions only with creditworthy financial institutions or other counterparties whose condition will be continually monitored by the Adviser.  The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102.5% of the resale price stated in the agreement.  In some instances, the repurchase agreements entered into may have an automatic rollover term, which automatically enters a Fund into a new repurchase agreement with substantially the same terms unless notice of termination is given to the seller.  Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral.

Expenses — Expenses that are directly related to one of the Funds are charged to that Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds based on relative net assets.

Distributions to Shareholders — The USFS Funds Limited Duration Government Fund declares its net investment income monthly and distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. The USFS Funds Tactical Asset Allocation Fund declares its net investment income quarterly and distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-date.

3. Derivative Contracts:

In accordance with the authoritative guidance under GAAP, the Funds disclose: (a) how and why they use derivative instruments, (b) how derivative instruments and related hedged items are accounted for and (c) how derivative instruments and related hedged items affect their financial position, financial performance and cash flows as follows:

USFS FUNDS
DECEMBER 31, 2013

The USFS Funds Tactical Asset Allocation Fund invests in financial options contracts that seek to protect a position within its portfolio through hedging techniques. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.  Written option contracts are a liability on the Statement of Assets and Liabilities with a fair value of $160,150 and premiums received of $86,985.  On the Statement of Operations, there is a realized loss of $(330,165) and a change in unrealized depreciation of $(67,221) for written option contracts.

Transactions in option contracts written for the USFS Funds Tactical Asset Allocation Fund for the year ended December 31, 2013, were as follows:

	Number of
	Contracts	Premiums
Outstanding at January 1, 2013	(515)	$(64,506)
Options written	(7,065)	(1,097,711)
Options closed	6,430	945,818
Options expired	—	—
Options exercised	620	129,414
Outstanding at December 31, 2013	(530)	$(86,985)

4. Administration, Distribution, Transfer Agency and Custodian Agreements:

The Funds and their administrator, U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”), are parties to an Administration Agreement under which the Administrator provides administrative services for fees calculated at an annual rate of 0.10% of each Fund’s first $75 million of average daily net assets; 0.08% of the next $250 million of each Fund’s

USFS FUNDS
DECEMBER 31, 2013

average daily net assets; and 0.05% of each Fund’s average daily net assets over $325 million, subject to a minimum annual fee of $64,000 per Fund, reduced to $32,000 for the first 12 months the Funds are open, as well as a fee of $4,000 per year for compliance support services.

The Funds, the Adviser (defined below) and Quasar Distributors, LLC (the “Distributor”) are parties to a Distribution Agreement dated January 16, 2013.

USBFS serves as the transfer agent and dividend disbursing agent for the Funds under a Transfer Agency Agreement dated January 16, 2013.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds under a Custody Agreement dated January 16, 2013. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

Prior to March 28, 2013, SEI Investments Global Funds Services, a wholly owned subsidiary of SEI Investments Company, provided administrative services; SEI Investments Distribution Co. provided distribution services; DST Systems, Inc. provided transfer agent services and Union Bank, N.A. provided custodian services for the Predecessor Funds.  Additionally, certain officers of the Predecessor Funds were also officers of SEI Investments Global Funds Services and such officers were paid no fees by the Predecessor Funds for serving as officers of the Predecessor Funds.

5. Investment Advisory Agreement:

The Funds and Pennant Management, Inc. (the “Adviser”) are parties to an Investment Advisory Agreement, under which the Adviser receives an annual management fee equal to 0.41% and 0.75% of each Fund’s average daily net assets for the USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund, respectively. Effective March 28, 2013, the Adviser has agreed to waive its management fees and/or reimburse expenses of each Fund until at least March 28, 2015 to ensure that Total Annual Fund Operating Expenses (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividends and interest on short positions and extraordinary expenses) do not exceed 0.75% of the USFS Funds Limited Duration Government Fund and 1.54% of the USFS Funds Tactical Asset Allocation Fund’s average net assets.  The Adviser is permitted to be reimbursed for management fee waivers and/or expense reimbursements made in the prior three fiscal years, subject to the limitation on the Funds’ expenses in effect at the time such reimbursement is paid to the Adviser and at the time such fees were waived and/or expenses were reimbursed.  For the period January 1, 2013 through March 28, 2013, the Adviser had voluntarily agreed to waive its management fee and/or reimburse expenses to ensure that total operating expenses did not exceed 0.75% of the USFS Funds Limited Duration Government Fund, however there was no provision for future reimbursement of such waivers or reimbursement, and no such agreement was in place for the USFS Funds Tactical Asset Allocation Fund.

USFS FUNDS
DECEMBER 31, 2013

The Adviser is currently waiving fees and, in some cases, reimbursing expenses in the Funds listed below in order to keep these Funds at their respective expense cap. Waived expenses subject to potential recovery are as follows:

Year of
Expiration
12/31/2016
USFS Funds Limited Duration Government Fund	$81,033
USFS Funds Tactical Asset Allocation Fund	4,010

Certain Officers and Trustees of the Funds are also Officers of the Adviser.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended December 31, 2013, were as follows:

	Purchases		Sales and Maturities
	U.S. Government		U.S. Government
	Securities	Other	Securities	Other
USFS Funds
Limited Duration
Government Fund	$269,389,633	$5,762,434	$268,663,813	$9,364,241
USFS Funds
Tactical Asset
Allocation Fund	$—	$18,659,980	$—	$20,643,022

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to paydowns, distribution, MLP reclassifications and real estate investment trust adjustments, have been reclassified to (from) the following accounts:

USFS FUNDS
DECEMBER 31, 2013

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid in
	Income/(Loss)	Gain/(Loss)	Capital
USFS Funds Limited Duration
Government Fund	$141,058	$(141,057)	$(1)
USFS Funds Tactical Asset
Allocation Fund	(10,739)	10,849	(110)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended December 31, 2013 and 2012 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
USFS Funds Limited Duration
Government Fund
2013	$235,221	$—	$235,221
2012	252,091	—	252,091
USFS Funds Tactical Asset
Allocation Fund
2013	1,352,827	$871,199	$2,224,026
2012	393,601		1,385,920
1,779,521

As of December 31, 2013, the components of accumulated earnings on tax basis were as follows:

	USFS Funds	USFS Funds
	Limited Duration	Tactical Asset
	Government Fund	Allocation Fund
Undistributed ordinary income	$2,082	$—
Undistributed long-term capital gains	—	46,541
Tax accumulated earnings	2,082	46,541
Accumulated capital and other losses	(342,859)	(73,165)
Unrealized appreciation	127,999	2,395,901
Total accumulated earnings	$(212,778)	$2,369,277

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those post-enactment taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

USFS FUNDS
DECEMBER 31, 2013

	Short-Term Loss	Long-Term Loss	Total
USFS Funds Limited Duration
Government Fund	$294,221	$48,638	$342,859

For Federal income tax purposes, the cost of securities owned at December 31, 2013, and the net realized gains or losses on securities sold for the year, were different from amounts reported for financial reporting purposes, primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held (excluding written options) by the Funds at December 31, 2013, were as follows:

		Aggregate	Aggregate
		Gross	Gross	Net
	Federal	Unrealized	Unrealized	Unrealized
	Tax Cost	Appreciation	Depreciation	Appreciation
USFS Funds Limited Duration
Government Fund	$37,191,514	$318,078	$(190,079)	$127,999
USFS Funds Tactical Asset
Allocation Fund	14,924,606	2,584,824	(188,923)	2,395,901

8. Concentration of Risk:

The fair values of the USFS Funds Limited Duration Government Fund’s investments will change in response to interest rate changes and other factors. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund’s share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

9. Other:

At December 31, 2013, for the USFS Funds Limited Duration Government Fund, 92% of total shares outstanding were held by one record shareholder. At December 31, 2013, for the USFS Funds Tactical Asset Allocation Fund, 93% of total shares outstanding were held by one record shareholder. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

USFS FUNDS
DECEMBER 31, 2013

10. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

USFS FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of USFS Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of USFS Funds Trust comprising USFS Funds Limited Duration Government Fund and USFS Funds Tactical Asset Allocation Fund (the “Funds”) as of December 31, 2013, and the related statements of operations and changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets and financial highlights for the periods ended prior to December 31, 2013, were audited by other auditors whose report dated February 28, 2013, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting USFS Funds Trust as of December 31, 2013, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
February 26, 2014

USFS FUNDS
DECEMBER 31, 2013

DISCLOSURE OF FUND EXPENSES (unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by two types of costs, (1) transaction costs and (2) ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (7/1/13 – 12/31/13).

The table on the following page illustrates your Fund’s costs in two ways:

• Actual Fund Return. These sections of the table provide information about actual account values and actual expenses. These lines also help you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in a Fund, and the “Ending Account Value” number is derived from deducting that expense cost from a Fund’s gross investment return.

You can use this information, together with the actual amount you invested in a Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. These sections of the table provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio. It assumes that each Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

USFS FUNDS
DECEMBER 31, 2013

DISCLOSURE OF FUND EXPENSES (unaudited) (continued)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return – the account values shown may not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	7/1/13	12/31/13	Ratios	Period*
USFS Funds Limited Duration
Government Fund
Actual Fund Return	$1,000.00	$ 995.60	0.75%	$3.77
Hypothetical 5% Return	1,000.00	1,021.42	0.75%	3.82
USFS Funds Tactical Asset
Allocation Fund
Actual Fund Return	$1,000.00	$1,111.10	1.54%	$8.19
Hypothetical 5% Return	1,000.00	1,017.44	1.54%	7.83
*	Expenses are equal to each Fund’s Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

USFS FUNDS
DECEMBER 31, 2013

TRUSTEES AND OFFICERS (unaudited)

Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during the last five years of each of the persons currently serving as Trustees and Officers of the Trust.  Trustees who are deemed not to be “interested” persons of the Trust  as that term is defined in the 1940 Act are referred to as “Independent Trustees.”  The business address of each Trustee or Officer is c/o USFS Funds Trust, 11270 W. Park Place, Suite 1025, Milwaukee, Wisconsin 53224.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-299-USFS (8737).

Number of
Portfolios
	Position		in Fund	Other
	with Trust	Principal	Complex(2)	Directorships
Name and	and Length	Occupations	Overseen	Held in the
Year of Birth	of Term	in the Past 5 Years	By Trustee	Past 5 Years
Interested Trustee(1)
Mark A. Elste, CFA	Chairman of the	Chief Executive Officer,	3	CIB Marine
Born: 1954	Board of	Pennant Management, Inc.		Bancshares,
	Trustees,	(since 1992); Senior Vice		Inc. (bank
	Interested	President and Chief		holding
	Trustee and	Operating Officer, U.S.		company)
	President	Fiduciary Services, Inc.		(since 2011)
	(Indefinite term;	(financial services holding
	since 2012)	company) (since 2004)

Independent Trustees
J. Clay Singleton, Ph.D.,	Trustee	Professor of Finance,	3	None
CFA	(Indefinite term;	Crummer Graduate School
Born: 1947	since 2013)	of Business, Rollins College
(since 2002); Consultant,
Director of Indexes, PCE
Investment Bankers
(2005 to 2011)

Cornelius J. Lavelle	Trustee	Retired; Director –	3	None
Born: 1944	(Indefinite term;	Institutional Equities,
	since 2013)	Citigroup Global Markets
Inc. (multinational
financial services firm)
(1997 to 2009)

USFS FUNDS
DECEMBER 31, 2013

Number of
Portfolios
	Position		in Fund	Other
	with Trust	Principal	Complex(2)	Directorships
Name and	and Length	Occupations	Overseen	Held in the
Year of Birth	of Term	in the Past 5 Years	By Trustee	Past 5 Years
Other Officers
Scott M. Conger	Secretary,	Senior Vice President and	N/A	N/A
Born: 1968	Chief Compliance	Chief Compliance Officer,
	Officer and AML	Pennant Management, Inc.
	Compliance	(since 2011); Director,
	Officer	Treasury Analysis, Stone
	(Indefinite term;	Pillar Advisors, Ltd.
	since 2013)	(financial services)
(2010 to 2011);
Vice President, Amcore
Bank, N.A. (2006 to 2010)

Walter J. Yurkanin	Treasurer and	Chief Legal Officer and	N/A	N/A
Born: 1965	Principal	Chief Risk Officer, U.S.
	Financial	Fiduciary Services, Inc.
	Officer	(since 2012); General
	(Indefinite term;	Counsel and Compliance
	since 2013)	Officer, Breakwater Trading,
LLC (financial services)
(2006 to 2012).

(1)	Mr. Elste is deemed to be an “interested” person of the Trust as that term is defined in the 1940 Act by virtue of his positions with the Adviser.
(2)	The Fund Complex includes each series of the Trust and The Pennant 504 Fund, a closed-end management investment company that is advised by the Adviser.

USFS FUNDS
DECEMBER 31, 2013

NOTICE TO SHAREHOLDERS (unaudited)

For shareholders that do not have a December 31, 2013 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2013 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2013, the portfolio is designating the following items with regard to distributions paid during the year.

Dividends
Qualifying
	Long			Dividends
	Term			For				Short-
	Capital	Ordinary		Corporate		U.S.		Term
Return	Gain	Income	Total	Dividends	Qualifying	Govern-	Interest	Capital
of	Distri-	Distri-	Distri-	Receivable	Dividend	ment	Related	Gain
Capital	bution	butions	butions	Deduction(1)	Income(2)	Interest(3)	Dividends(4)	Dividends(5)
USFS Funds Limited Duration Government Fund
0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	31.31%	100.00%	0.00%

USFS Funds Tactical Asset Allocation Fund
0.00%	39.17%	39.17%	100.00%	32.40%	38.20%	0.00%	0.01%	89.11%

(1)
Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)
The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)
“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)
The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid for foreign investors.

(5)
The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

USFS FUNDS

PRIVACY NOTICE

The Funds recognize and respect the privacy concerns of their customers.  The Funds collect nonpublic personal information about you in the course of doing business with shareholders and investors.  “Nonpublic personal information” is personally identifiable financial information about you.  For example, it includes information regarding your social security number, account balance, bank account information and purchase and redemption history.

The Funds collect this information from the following sources:

•Information we receive from you on applications or other forms;

•Information about your transactions with us and our service providers, or others;

•Information we receive from consumer reporting agencies (including credit bureaus).

What information the Funds disclose and to whom the Funds disclose information.

The Funds only disclose nonpublic personal information the Funds collect about shareholders as permitted by law.  For example, the Funds may disclose nonpublic personal information about shareholders:

•To government entities, in response to subpoenas or to comply with laws or regulations.

•When you, the customer, direct the Funds to do so or consent to the disclosure.

•	To companies that perform necessary services for the Funds, such as shareholder servicing centers that the Funds use to process your transactions or maintain your account.

•To protect against fraud, or to collect unpaid debts.

Information about former customers.

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices described in this notice.

How the Funds safeguard information.

The Funds conduct their business affairs through trustees, officers and third parties that provide services pursuant to agreements with the Funds (for example, the service providers described above).  We restrict access to your personal and account information to those persons who need to know that information to provide services to you.  The Funds or their service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Customers of other financial institutions.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your non-public personal information will be shared with non-affiliated third parties by that entity.

(This Page Intentionally Left Blank.)

USFS FUNDS

11270 West Park Place
Suite 1025
Milwaukee, WI  53224

Adviser:
Pennant Management, Inc.
11270 West Park Place
Suite 1025
Milwaukee, WI  53224

Legal Counsel:
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI  53202

Independent Registered
Public Accounting Firm:
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, OH  44115

Distributor:
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Administrator:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

This information must be preceded or accompanied by a current prospectus for the Funds.

UE-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  J. Clay Singleton is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged Cohen Fund Audit Services to perform audit services, audit-related services, tax services and other services during the fiscal year 2013.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the fiscal year 2013 for audit fees, audit-related fees, tax fees and other fees by Cohen Fund Audit Services.

FYE 12/31/2013
Audit Fees	$27,000
Audit-Related Fees	$0
Tax Fees	$5,000
All Other Fees	$0

Prior to a reorganization into this registrant, the USFS Funds Limited Duration Government Fund and USFS Funds Tactical Asset Allocation Fund, each a series of The Advisors’ Inner Circle Fund, had engaged PricewaterhouseCoopers LLP to perform audit services, audit-related services, tax services and other services.  The following table details the aggregate fees billed for the fiscal year 2012 for audit fees, audit-related fees, tax fees and other fees by PricewaterhouseCoopers LLP.

FYE 12/31/2012
Audit Fees	$48,500
Audit-Related Fees	$0
Tax Fees	$0
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 12/31/2013
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 12/31/2012
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The amount of fees billed by Cohen Fund Audit Services applicable to non-audit fees were as follows:

Non-Audit Related Fees	FYE 12/31/2013
Registrant	$0
Registrant’s Investment Adviser	$0

The amount of fees billed by PricewaterhouseCoopers LLP applicable to non-audit fees were as follows:

Non-Audit Related Fees	FYE 12/31/2012
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President & Chief Executive Officer and Treasurer & Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USFS Funds Trust

By (Signature and Title)*                    /s/ Mark Elste
                Mark Elste, President and Chief Executive Officer

Date     February 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Mark Elste
                                                    Mark Elste, President and Chief Executive Officer

Date     February 23, 2014

By (Signature and Title)*                    /s/ Walter Yurkanin
                                                    Walter Yurkanin, Treasurer and Principal Financial Officer

Date     February 23, 2014

* Print the name and title of each signing officer under his or her signature.